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                                                                      EXHIBIT 23



                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports, dated February 8, 1999, included and incorporated by reference in this Form 10-K for the year ended December 31, 1998, into the Company's previously filed Form S-8 Registration Statements (File No. 333-502 and File No. 333-2632).

                                       /s/  ARTHUR ANDERSEN LLP

Los Angeles, California
March 23, 1999